SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                           CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           April 20, 2016
                           Date of Report
                (Date of Earliest Event Reported)

                         Soft iCastle, Inc.
          (Exact Name of Registrant as Specified in its Charter)

                 RIDING RIDGE ACQUISITION CORPORATION
          (Former Name of Registrant as Specified in its Charter)

Delaware                    000-55486                    47-4460063
(State or other       (Commission File Number)         (IRS Employer
jurisdiction                                         Identification No.)
of incorporation)

                       1365 West 1250 South
                        Orem, Utah  84058
         (Address of principal executive offices) (zip code)

                         (385) 200 4713
         (Registrant's telephone number, including area code

                        215 Apolena Avenue
                   Newport Beach, California 92662
         (Former Address of Principal Executive Offices)

ITEM 3.02   Unregistered Sales of Equity Securities

    On April 21, 2016 Soft iCastle, Inc. (formerly Riding Ridge
Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 94% of the total outstanding 5,500,000 shares of common stock as follows:

                           5,000,000 Ike Hong

    With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01   Changes in Control of Registrant

  On April 20, 2016, the following events occurred which resulted in a change of control of the Registrant:

  1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

  2.   The then current officers and directors resigned.

  3.   New officer(s) and director(s) were appointed and elected.

  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on July 28, 2015 as amended and supplemented by the information contained in this report.

  The Registrant intends, through a business combination with a private company or through other methods, to develop its business plan.

ITEM 5.02   Departure of Directors or Principal Officers;
            Election of Directors

  On April 20, 2016, the following events occurred:

   James M. Cassidy resigned as the Registrant's president, secretary and director.

   James McKillop resigned as the Registrant's vice president and director.

   Ike Hong was named director of the Registrant.

   Ike Hong was appointed President, Secretary and Treasurer of the Registrant.

  Ike Hong serves as the sole officer and director of the Registrant.
Mr. Hong is the founder of Soft iCastle, a private company, and has served as its President and Chairman since foundation. Soft iCastle is a fast rising company in the eCommerce industry with business strategies combining digital and conventional products, on-line and off-line. Its products are sold in over 200 countries throughout the world. That company has created a platform business developing several IT software programs in recent years, such as, advertising solutions, mobile game solutions, eCommerce affiate solutions, social media solutions, online
financial solutions, and many more programs under development.   Mr.
Hong's business experiences includes working with several start-up and other companies, including founding a textile manufacturing company and a building management company. Mr. Hong served 10 years in the United States Navy.


                              SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                 SOFT iCASTLE, INC.


Date: April 21, 2016            /s/ Ike Hong
                                President